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                                                                 Exhibit 23.3

Independent Auditors' Consent

We consent to the incorporation by reference in the Registration Statement on Form S-8 (333-01574), (333-12789) and (333-24581); on Form S-3 (333-10383)
and (333-14025); and on Form S-4 (333-13133) of U.S. Office Products Company of our report dated February 8, 1996 relating to the financial statements of The Re-Print Corporation, which report is included in this current report on Form 8-K.


                                              BDO SEIDMAN, LLP


April 17, 1997
Atlanta, Georgia